UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operation and Financial Condition

                    On November 16, 2006, Foot Locker, Inc. (the “Company”) issued a press release announcing its operating results for the third quarter of 2006. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 8.01.	Other Events

                    On November 15, 2006, the Company’s Board of Directors amended the Company’s Corporate Governance Guidelines to provide that any nominee for director in an uncontested election who receives a Majority Withheld Vote, as defined in the guidelines, shall, promptly following certification of the shareholder vote, offer his or her resignation for consideration in accordance with the procedures set out in the guidelines. A copy of the section of the guidelines under the heading “Voting for Directors” is attached hereto as Exhibit 99.2, and a complete copy of the guidelines, as amended, is posted on the Company’s corporate website at www.footlocker-inc.com.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release of Foot Locker, Inc. dated November 16, 2006 reporting operating results for the third quarter of 2006.

	99.2	Excerpt from Foot Locker, Inc.’s Corporate Governance Guidelines under the heading “Voting for Directors.”

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: November 16, 2006	By:	/s/ Robert W. McHugh
Senior Vice President and Chief Financial
Officer